UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              --------------------

         Date of Report (Date of earliest event reported): May 14, 2007


                           The Middleton Doll Company
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             (Exact name of registrant as specified in its charter)



   Wisconsin                         0-22663                  39-1364345
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(State or other                 (Commission File              (IRS Employer
jurisdiction of                      Number)                Identification No.)
incorporation)


               1050 Walnut Ridge Drive, Hartland, Wisconsin 53029
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          (Address of principal executive offices, including zip code)


                 (262) 369-8163 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition

     On May 14, 2007 The Middleton Doll Company issued a press release announcing its earnings for the first quarter ended March 31, 2007 (the "Press Release"). A copy of the Press Release is being filed as Exhibit 99 to this Report and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibit is being filed herewith:


(99) Press Release of The Middleton Doll Company, dated May 14, 2007.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            The Middleton Doll Company



Date:  May 14, 2007                         By: /s/ Craig R. Bald
                                               --------------------------------
                                                    Craig R. Bald
                                                    Chief Financial Officer


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The Middleton Doll Company


Exhibit Index to Current Report on Form 8-K
Dated May 14, 2007

Exhibit
Number

(99)              Press Release dated May 14, 2007:
                  The Middleton Doll Company Reports First Quarter Results